                                   [LOGO]

                        G.T. GLOBAL: AMERICA VALUE FUND
                                 ADVISOR CLASS
                   G.T. GLOBAL: AMERICA SMALL CAP GROWTH FUND
                                 ADVISOR CLASS
                         SUPPLEMENT TO PROSPECTUS DATED
                                OCTOBER 18, 1995

--------------------------------------------------------------------------------

The following revisions have been made relating to (1) the eligibility requirements for investing in Advisor Class shares of each of the G.T. Global:
America Value Fund and the G.T. Global: America Small Cap Growth Fund, and (2) involuntary redemption of such shares.

On page 3, under "Prospectus Summary -- Advisor Class Shares," and on page 12, under "How to Invest -- General," section (b) is amended to read "any account with assets of at least $25,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account;" and section (c) is amended to read "any account with assets of at least $25,000 if (i) such account is established under a 'wrap fee' program and
(ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account." The other eligible groups described under sections (a), (d) and (e) in that paragraph remain unchanged.

The following information should be inserted at the end of the first paragraph in the section of the Funds' Prospectus entitled "How To Invest" on page 12:

"Investors may be charged a fee by their brokers or agents if they effect transactions other than through a dealer."

The minimum initial investment for each Fund is $500. Subsequent purchase minimum is $100. On page 16, under paragraph four of the heading "Other Important Redemption Information," the Funds and G.T. Global Financial Services, Inc. each reserves the right to redeem the shares of any investor whose investment is reduced, by reason of redemptions, to less than $500 in the Fund.

AMESX510005MC                                                   October 20, 1995